CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited)	July 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.4%
COMMUNICATION SERVICES - 3.1%
Interactive Media & Services - 1.8%
Baidu Inc., ADR	34,950	$4,173,030	*

Wireless Telecommunication Services - 1.3%
Vodafone Group PLC	2,072,000	3,147,137	(a)

TOTAL COMMUNICATION SERVICES		7,320,167

CONSUMER DISCRETIONARY - 9.8%
Automobiles - 3.7%
Bayerische Motoren Werke AG	90,500	5,858,736	(a)
Honda Motor Co. Ltd.	114,535	2,782,712	(a)

Total Automobiles		8,641,448

Hotels, Restaurants & Leisure - 0.9%
Compass Group PLC	153,404	2,121,310	(a)

Household Durables - 2.3%
Bellway PLC	68,246	2,285,627	(a)
Sony Corp.	17,730	1,374,883	(a)
Vistry Group PLC	233,860	1,892,533	(a)

Total Household Durables		5,553,043

Specialty Retail - 0.9%
Industria de Diseno Textil SA	82,060	2,187,625	(a)

Textiles, Apparel & Luxury Goods - 2.0%
Capri Holdings Ltd.	117,590	1,761,498	*
Cie Financiere Richemont SA, Registered Shares	46,730	2,905,346	(a)

Total Textiles, Apparel & Luxury Goods		4,666,844

TOTAL CONSUMER DISCRETIONARY		23,170,270

CONSUMER STAPLES - 2.1%
Beverages - 0.9%
Coca-Cola Femsa SAB de CV, ADR	49,430	2,045,908

Personal Products - 1.2%
Amorepacific Corp.	20,894	2,918,303	(a)

TOTAL CONSUMER STAPLES		4,964,211

ENERGY - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
CNOOC Ltd.	2,517,220	2,666,655	(a)
TOTAL SE	178,871	6,641,188	(a)

TOTAL ENERGY		9,307,843

FINANCIALS - 19.4%
Banks - 13.4%
Banco Santander SA	1,285,386	2,760,743	(a)
Barclays PLC	4,150,254	5,512,115	(a)

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2020 Quarterly Report	1

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2020

SECURITY	SHARES	VALUE
Banks - continued
BAWAG Group AG	87,100	$3,200,150	*(a)(b)
BNP Paribas SA	166,034	6,736,303	*(a)
KBC Group NV	21,890	1,254,594	(a)
Shinhan Financial Group Co. Ltd.	86,418	2,191,294	(a)
Standard Chartered PLC	858,363	4,363,092	(a)
UniCredit SpA	611,283	5,613,717	*(a)

Total Banks		31,632,008

Capital Markets - 3.7%
Julius Baer Group Ltd.	139,560	6,149,271	(a)
Korea Investment Holdings Co. Ltd.	65,791	2,699,960	(a)

Total Capital Markets		8,849,231

Diversified Financial Services - 0.9%
Far East Horizon Ltd.	2,466,250	2,032,005	(a)

Insurance - 1.4%
AXA SA	165,710	3,316,513	(a)

TOTAL FINANCIALS		45,829,757

HEALTH CARE - 10.1%
Health Care Providers & Services - 2.4%
Fresenius Medical Care AG & Co. KGaA	65,750	5,792,755	*(a)

Pharmaceuticals - 7.7%
Bayer AG, Registered Shares	104,260	6,942,060	(a)
Roche Holding AG	15,570	5,387,351	(a)
Sanofi	55,670	5,819,839	(a)

Total Pharmaceuticals		18,149,250

TOTAL HEALTH CARE		23,942,005

INDUSTRIALS - 18.5%
Aerospace & Defense - 0.6%
MTU Aero Engines AG	7,920	1,377,491	*(a)

Airlines - 0.3%
Japan Airlines Co., Ltd.	49,379	802,341	(a)

Electrical Equipment - 3.6%
Schneider Electric SE	37,350	4,351,540	(a)
Sensata Technologies Holding PLC	108,430	4,118,171	*

Total Electrical Equipment		8,469,711

Machinery - 7.6%
CNH Industrial NV	532,320	3,614,453	*
KION Group AG	91,770	7,065,524	(a)
Komatsu Ltd.	229,576	4,529,150	(a)
Outotec oyj	420,400	2,744,386	(a)

Total Machinery		17,953,513

See Notes to Schedule of Investments.

2	ClearBridge International Value Fund 2020 Quarterly Report

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2020

SECURITY	SHARES	VALUE
Marine - 3.2%
A.P. Moller - Maersk A/S, Class B Shares	5,866	$7,559,053	(a)

Professional Services - 1.6%
Adecco Group AG, Registered Shares	82,232	3,909,589	(a)

Trading Companies & Distributors - 1.6%
Brenntag AG	60,990	3,756,194	(a)

TOTAL INDUSTRIALS		43,827,892

INFORMATION TECHNOLOGY - 9.7%
Electronic Equipment, Instruments & Components - 3.0%
Hitachi Ltd.	239,930	7,122,227	(a)

IT Services - 3.4%
Atos SE	68,191	5,849,018	*(a)
TravelSky Technology Ltd., Class H Shares	1,165,787	2,243,911	(a)

Total IT Services		8,092,929

Semiconductors & Semiconductor Equipment - 1.9%
Infineon Technologies AG	172,460	4,310,409	(a)

Technology Hardware, Storage & Peripherals - 1.4%
Samsung Electronics Co. Ltd.	68,313	3,324,945	(a)

TOTAL INFORMATION TECHNOLOGY		22,850,510

MATERIALS - 18.8%
Chemicals - 5.3%
Akzo Nobel NV	33,661	3,180,449	(a)
BASF SE	90,030	4,985,536	(a)
Nutrien Ltd.	133,750	4,355,650

Total Chemicals		12,521,635

Construction Materials - 3.2%
LafargeHolcim Ltd., Registered Shares	89,270	4,227,462	*(a)
Wienerberger AG	146,342	3,348,125	*(a)

Total Construction Materials		7,575,587

Containers & Packaging - 1.0%
Greatview Aseptic Packaging Co. Ltd.	6,354,355	2,413,089	(a)

Metals & Mining - 9.3%
Glencore PLC	3,410,190	7,864,138	*(a)
Newcrest Mining Ltd.	246,370	6,240,681	(a)
Novagold Resources Inc.	576,530	5,272,681	*
POSCO	16,873	2,744,735	(a)

Total Metals & Mining		22,122,235

TOTAL MATERIALS		44,632,546

TOTAL COMMON STOCKS (Cost - $254,697,382)		225,845,201

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2020 Quarterly Report	3

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2020

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 2.8%
CONSUMER DISCRETIONARY - 2.8%
Automobiles - 2.8%
Volkswagen AG (Cost - $7,240,178)	4.860%	45,350	$6,711,065	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $261,937,560)			232,556,266

SHORT-TERM INVESTMENTS - 1.4%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund, Institutional Class	0.039%	2,593,350	2,593,350
Western Asset Premier Institutional U.S. Treasury Reserves,
Premium Shares	0.075%	648,338	648,338	(c)

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,241,688)			3,241,688

TOTAL INVESTMENTS - 99.6% (Cost - $265,179,248)			235,797,954
Other Assets in Excess of Liabilities - 0.4%			972,041

TOTAL NET ASSETS - 100.0%			$236,769,995

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2020, the total market value of investments in Affiliated Companies was $648,338 and the cost was $648,338 (Note 2).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge International Value Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

5

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	$4,173,030	$3,147,137	—	$7,320,167
Consumer Discretionary	1,761,498	21,408,772	—	23,170,270
Consumer Staples	2,045,908	2,918,303	—	4,964,211
Industrials	7,732,624	36,095,268	—	43,827,892
Materials	9,628,331	35,004,215	—	44,632,546
Other Common Stocks	—	101,930,115	—	101,930,115
Preferred Stocks	—	6,711,065	—	6,711,065

Total Long-Term Investments	25,341,391	207,214,875	—	232,556,266

Short-Term Investments†	3,241,688	—	—	3,241,688

Total Investments	$28,583,079	$207,214,875	—	$235,797,954

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the period ended July 31, 2020. The following transactions were effected in shares of such company for the period ended July 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2020
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$9,150,574	9,150,574	$8,502,236	8,502,236	—	$2,871	—	$648,338

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